Property and Equipment, Net (Tables)	12 Months Ended
Mar. 31, 2025
Property, Plant and Equipment [Abstract]
Schedule of Plant and Equipment, Net

As of March 31, 2025 and 2024, property and equipment consisted of the following:

	March 31,
	2025	2024
Fixtures	¥3,664	¥3,476
Tooling and equipment	337	337
Computer and other equipment	308	127
Vehicle	7,218	-
Total property and equipment	¥11,527	¥3,940
Less: Accumulated depreciation	(4,581)	(2,011)
Total property and equipment, net	¥6,946	¥1,929